Exhibit 99.2

CONFIDENTIAL | Chicago Atlantic BDC, Inc. Third Quarter 2025 Earnings Presentation Chicago Atlantic BDC, Inc. (NASDAQ: LIEN) November 13, 2025

CONFIDENTIAL | Chicago Atlantic BDC, Inc. 2 The information contained in this presentation should be viewed in conjunction with the earnings conference call of Chicago A tla ntic BDC, Inc. (the “Company”) (Nasdaq: LIEN) held on November 13, 2025, and the Company’s Quarterly Report on Form 10 - Q for the quarter ended September 30, 2025. The information contained herein may not be used, reprod uced or distributed to others, in whole or in part, for any other purpose without the prior written consent of the Company. This presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the so licitation of an offer to buy the Company’s common stock or any other securities nor will there be any sale of the common stock or any other securities referred to in this presentation in any state or jurisdiction in whic h s uch offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by the Comp any or as legal, accounting or tax advice. An investment in securities of the type described herein presents certain risks. Nothing contained herein shall be relied upon as a promise or representation whether as to the past o r f uture performance. Information regarding performance by the Company’s management team and their affiliates is presented for informational purposes only. You should not rely on the historical record of the Company’s man agement team and their affiliates as indicative of the future performance of an investment in the Company or the returns the Company will, or is likely to, generate going forward. Certain information contained herein has been derived from sources prepared by third parties. While such information is belie ved to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. This presentation contains references to trademarks and service marks belon gin g to other entities. Solely for convenience, trademarks and trade names referred to in this presentation may appear without the ® or symbols, but such references are not intended to indicate, in any way, that the applicable licensor will not assert, to the f ul lest extent under applicable law, its rights to these trademarks and trade names. The Company does not intend its use or display of other companies’ trade names, trademarks or ser vic e marks to imply a relationship with, or endorsement or sponsorship of the Company by, any other companies. The information contained in this presentation is summary information that is intended to be considered in the context of oth er public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this presentatio n, except as required by law. These materials contain information about the Company, certain of its personnel and affiliates and its historical performance. You should not view information related to the past performance of t he Company as indicative of the Company’s future results, the achievement of which cannot be assured. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from inve stm ents will fluctuate and can go down as well as up. A loss of principal may occur. Certain information contained herein may constitute “forward - looking statements” that involve substantial risks and uncertaintie s. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward - looking statements are not historical facts, but rather are based on curren t expectations, estimates and projections about the Company, its current and prospective portfolio investments, its industry, its beliefs and opinions, and its assumptions. Words such as “anticipates,” “expects,” “ int ends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward - looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Company’s control and difficult to predic t a nd could cause actual results to differ materially from those expressed or forecasted in the forward - looking statements including, without limitation, the risks, uncertainties and other factors identified in the Company’s fili ngs with the Securities and Exchange Commission (the “SEC”). Investors should not place undue reliance on these forward - looking statements, which apply only as of the date on which the Company makes them. The Company does not under take any obligation to update or revise any forward - looking statements or any other information contained herein, except as required by applicable law. Disclaimers and Forward - Looking Statements

CONFIDENTIAL | Chicago Atlantic BDC, Inc. 3 Chicago Atlantic BDC, Inc: Company & Platform Overview ~$610M near - term pipeline under evaluation (1) $3.2B+ in loans closed since platform inception (1) 180+ loans closed across platform (1) $311M total portfolio investment value 15.8% gross weighted - average yield of Company debt investments (2) 100% of current company debt investments are senior secured » Chicago Atlantic BDC, Inc. (NASDAQ: LIEN) (the “Company” or “Us”) is externally managed by Chicago Atlantic BDC Advisers, LLC (the “Adviser”) » The Adviser, a majority - owned subsidiary of Chicago Atlantic Group, LP (together with its affiliates, “Chicago Atlantic”), is an SEC - registered investment adviser and works with its clients to originate, underwrite and deploy primarily first - lien, senior - secured fixed and floating rate debt primarily to the cannabis industry’s most established operators and to other niche companies overlooked by the broader market » The Adviser focuses on opportunities that are time - sensitive, highly complex or in dislocated sectors where risk is fundamentally mispriced with attractive risk - adjusted returns » Seasoned investment team with decades of multi - sector experience across market cycles and complex legal and regulatory frameworks in credit, special situations, equities, distressed and emerging market debt » Access to Chicago Atlantic’s leading lending platform which typically serves as lead or co - lead arranger, and its proprietary sourcing network and direct originations team 1. As of 9/30/25. Includes all loans closed and active pipeline across the Chicago Atlantic platform. Active pipeline under eval uat ion includes potential syndications within the Chicago Atlantic Platform only and represents the active pipeline under evaluation of Chica go Atlantic. 2. As of 9/30/25; see page 21 for information regarding the calculation of Gross Weighted Average Portfolio Yield on Debt Invest men ts (“Portfolio Yield”) and Total Portfolio Investment Value .

CONFIDENTIAL | Chicago Atlantic BDC, Inc. 4 Investment Highlights » Strong credit metrics » The first public BDC that is primarily focused on the cannabis industry » All debt investments are senior secured » 71% of the debt portfolio is protected from further interest rate declines » Closed $100 million senior secured revolving credit facility earlier this year, providing us ample liquidity for portfolio growth » Part of the largest cannabis focused investment platform A DIFFERENTIATED BDC » Focus on highly complex and highly regulated industries underserved by other capital providers » Direct lending against cash flows and multiple types of collateral in cannabis and the lower middle - market creates a large addressable market » Pricing and structuring power with high barriers to entry FOCUS ON UNDERSERVED SECTORS » Uncorrelated, idiosyncratic credit opportunity in cannabis and the lower middle - market » Other BDCs and private credit funds tend to overlap on sponsor - backed, middle - market lending with similar risk profiles that are typically correlated and lack differentiation » Seek alpha where few capital providers with requisite expertise are present DIVERSIFIED SOURCE OF CREDIT ALPHA

CONFIDENTIAL | Chicago Atlantic BDC, Inc. 5 Dino Colonna, CFA President Umesh Mahajan Co - CIO & Secretary Scott Gordon Executive Chairman & Co - CIO Peter Sack CEO ▪ 23 - year career in various credit, derivatives and equity investments as well as investment banking across global capital markets ▪ Former Co - head of Credit and Partner at Silver Spike Capital, and held various roles at Madison Capital Advisors, Barclays and Forest Investment Management ▪ MBA from ESADE, BSBA from the University of Delaware ▪ 28 - year career in various middle - market, credit and special situations investing ▪ Former Co - head of Credit and Partner at Silver Spike Capital, Former Managing Director at Ascribe Capital and led various roles at Merrill Lynch and Bank of America ▪ MBA from University of Pennsylvania's Wharton School of Business and Btech , Indian Institute of Technology ▪ Over 30 years of investing and asset management experience in emerging markets ▪ Former Founding Partner, CEO and CIO of Silver Spike Capital, Former President of Fintech Advisory, a multi - billion dollar Family Office fund ▪ Investor in the cannabis & psychedelics industry since 2013 ▪ BA Bowdoin College ▪ Former Principal at BC Partners Credit, leading its cannabis practice ▪ Former private equity investor, focusing on distressed industrial opportunities ▪ MBA from University of Pennsylvania’s Wharton School of Business, BA from Yale University, and Fulbright Scholar A SEASONED TEAM WITH DECADES OF EXPERIENCE ACROSS CREDIT, CANNABIS, AND CAPITAL MARKETS Gianni Fazio Chief Accounting Officer Andrew Lovitt Chief Compliance Officer Thomas Geoffroy Chief Financial Officer ▪ Previously a Venture Associate at Adit Ventures where he managed the operations and financial reporting of early & late - stage venture funds. ▪ Licensed Certified Public Accountant ▪ BS & MS, Long Island University ▪ Previously an attorney in the Private Credit group at Katten Muchin Rosenman LLP ▪ Has advised lenders and borrowers in numerous finance transactions, including cash flow and asset - based transactions, leverage buyouts, refinancings & repayments ▪ JD from the University of Pennsylvania and BA from Purdue University ▪ 20 years of accounting and finance experience ▪ Former CFO of a NASDAQ listed mortgage REIT ▪ Licensed Certified Public Accountant ▪ BS from the University of Missouri – St. Louis, Magna Cum Laude Experienced Credit & Cannabis Leadership Team

CONFIDENTIAL | Chicago Atlantic BDC, Inc. 6 About CHICAGO ATLANTIC 1. Capital under management represents total committed investor capital, total available leverage including undrawn capital, and capital invested by co - investors and managed by the firm, as of 6/30/2025. A private credit - focused investment firm founded in 2018 INCEPTION Capital under management: over $2.2B 1 SIZE 95 professionals, including over 35 investment professionals TEAM Seeking attractive risk - adjusted returns, preservation of capital and income generation predominantly through investment opportunities that are overlooked or underserved by conventional capital sources INVESTMENT PRINCIPLES Chicago, Miami, New York, London LOCATIONS

CONFIDENTIAL | Chicago Atlantic BDC, Inc. 7 Core Strategy Chicago Atlantic focuses on senior - secured lending in the top of the capital structure to the lower middle - market and middle - market. The platform’s primary investment verticals include cannabis, growth and technology finance, loans to esoteric industries / asset - based loans, and liquidity solutions. INVESTMENT STRATEGY DIFFERENTIATORS x Seek above market returns and the preservation of capital x Capitalize on opportunities across industries that are created by complexity or the lack of investor focus x Invest and lend in underserved market niches x Focus on smaller deal sizes with less competition and better relative risk/reward compared to other direct lenders that typically target larger transactions with higher leverage and less covenants x Ability to underwrite highly complex industries x Extensive origination network x Top of the capital structure lending is risk mitigating x Prioritize preservation of capital x Low correlation to other asset classes x Floating - rate loans with high - interest rate floors x 84% of loans are agented internally x No other public BDCs are invested in our portfolio companies

CONFIDENTIAL | Chicago Atlantic BDC, Inc. 8 Pro Forma Portfolio Financial Highlights Quarter Ended June 30, 2025 Quarter Ended September 30, 2025 $13.1 million $15.1 million G ROSS I NVESTMENT I NCOME $5.4 million $5.6 million N ET E XPENSES $7.7 million $9.5 million N ET I NVESTMENT I NCOME $301.8 million $302.9 million N ET A SSETS AT E ND OF P ERIOD 22.8 million 22.8 million W EIGHTED A VERAGE S HARES O UTSTANDING 1 P ER S HARE D ATA : $ 0.34 $ 0.42 N ET I NVESTMENT I NCOME $13.23 $ 13.27 N ET A SSET V ALUE AT E ND OF P ERIOD 1. The common shares issued and outstanding as of September 30, 2025 and June 30, 2025 were 22,820,590 and 22,820,408, respec tiv ely

CONFIDENTIAL | Chicago Atlantic BDC, Inc. 9 Pro Forma Portfolio Investment Portfolio Highlights CHICAGO ATLANTIC BDC INC. PORTFOLIO AS OF 9/30/25 (UNAUDITED) $302.9mm N ET A SSET V ALUE ( INCLUDING CASH ) $311.4mm I NVESTMENTS AT F AIR V ALUE 37 N UMBER OF P ORTFOLIO C OMPANIES 15.8% G ROSS W EIGHTED A VERAGE Y IELD OF D EBT I NVESTMENTS 1 83.8% I NTERNALLY A GENTED D EALS (% OF P ORTFOLIO C OMPANIES ) 0.0% N ON - ACCRUALS AT C OST (%) $7.56mm (2% of investments, at fair value) A VERAGE P OSITION S IZE 3.5% PIK I NTEREST (% OF T OTAL A NNUAL I NTEREST ) 2 P ORTFOLIO C OMPANIES K EY F INANCIAL AND C REDIT M ETRICS 3 $83.4mm R EVENUE (M EDIAN ) $9.9mm EBITDA (M EDIAN ) 4 1.9x S R . S ECURED N ET D EBT / EBITDA ( W EIGHTED A VERAGE ) 4 2.8x I NTEREST C OVERAGE (W EIGHTED A VERAGE ) 4 Based on data as of 9/30/25, unless otherwise noted. Weighted average amounts are weighted by the fair market value of each r esp ective investment. See page 21 in the appendix for footnote legend.

CONFIDENTIAL | Chicago Atlantic BDC, Inc. 10 76% 24% Cannabis Non-Cannabis NON - CANNABIS BY INDUSTRY PORTFOLIO DIVERSIFICATION 1 Portfolio Composition 1. Calculated as a percentage of the total fair value of the Company’s investment portfolio (excluding cash and cash equivalents ). Industries follow NAICS categorizations. 37% 26% 15% 15% 3% 4% Finance and Insurance Information Public Administration Retail Trade Real Estate and Rental and Leasing Manufacturing

CONFIDENTIAL | Chicago Atlantic BDC, Inc. 11 A Differentiated Investment Portfolio Chicago Atlantic BDC, Inc. Offers a Significant Premium to Public BDCs and Traditional Leveraged Finance Chicago Atlantic BDC (Nasdaq: LIEN) generated a 15.8% weighted average portfolio yield on debt investments: » Investing in market niches underserved by traditional lenders drives pricing power, enables structural protections that enhance downside protection, and provides a competitive moat against potential competition. » Attractive risk - adjusted returns driven by disciplined underwriting and focus on senior secured loans. » Complex regulatory and/or legal barriers deter traditional capital providers, creating compelling opportunities for experienced lenders. » Credit alpha driven by uncorrelated, idiosyncratic credit opportunities that typically have higher returns with lower leverage profiles compared to most traditional BDC’s. 1. As of 9/30/25; see pages 10 & 21 for information regarding the calculation of Weighted Average Portfolio Yield on Debt Invest men ts (“Portfolio Yield”) 2. BDC Weekly Insight, Raymond James published 10/3/2025 3. ICE BoA US High Yield Index Effective Yield as of 09/30/25 4. LSTA US Leveraged Loan Index as of 9/30/25 5. BDC Quarterly Report, Oppenheimer & Co. Inc. published 8/20/2025 6.6% 8.4% 11.4% 15.8% US High Yield Index US Leveraged Loan Yield Index Average Portfolio Yield of Public BDCs LIEN Wtd. Average Portfolio Yield on Debt Investments 1 2 3 4 Total 2nd Lien, Sub & Equity Exposure Non - Accruals At Cost GAAP Leverage Ratio PIK Income as a percent of Total Investment Income Dividend Yield BDC Universe (5) 24.60% 3.50% 117% 8.30% 11.83% Average 22.40% 1.00% 120% 6.20% 11.95% Median 0.97% 0.00% 3.6% 3.55% 12.95% LIEN as of 9.30.2025

CONFIDENTIAL | Chicago Atlantic BDC, Inc. 12 Mitigating Interest Rate Declines Through Strategic Structuring 1. Loss Scenarios for Equity and Debt Investors, Oppenheimer & Co. Inc. published 8/26/2025 100 bps Decline Rank % Change after incentive fee Latest Quarter NII Annualized Estimate Ticker 1 - 2.5% 1.58 SLRC 2 - 2.8% 1.34 LIEN 2 - 2.8% 1.12 TPVG 4 - 2.9% 1.11 HRZN 5 - 4.6% 1.29 CION 6 - 5.0% 2.47 FSK 7 - 5.1% 2.16 TSLX 8 - 5.6% 1.52 OCSL 9 - 5.7% 0.72 PNNT 10 - 6.1% 2.12 FDUS 11 - 6.6% 1.28 NMFC 12 - 6.7% 1.98 BCIC 13 - 7.0% 1.97 ARCC 14 - 7.7% 1.55 CGBD 14 - 7.7% 1.49 GECC 14 - 7.7% 1.71 OBDC 17 - 7.9% 1.5 RWAY 18 - 8.3% 0.99 PFLT 18 - 8.3% 1.71 PSBD 20 - 8.8% 1.52 GBDC 21 - 9.4% 1.38 OTF 22 - 9.5% 1.3 TCPC 23 - 10.0% 0.6 MRCC 24 - 11.6% 1.82 CCAP 25 - 11.8% 1.13 WHE 26 - 12.4% 2.64 SAR 27 - 14.0% 1.35 SCM 200 bps Decline Rank % Change after incentive fee Latest Quarter NII Annualized Estimate Ticker 1 - 3.3% 1.12 TPVG 2 - 4.5% 1.34 LIEN 3 - 4.8% 1.11 HRZN 4 - 5.0% 1.58 SLRC 5 - 8.9% 1.29 CION 6 - 10.0% 2.47 FSK 7 - 10.2% 2.16 TSLX 8 - 11.1% 1.52 OCSL 9 - 11.4% 0.72 PNNT 10 - 12.1% 2.12 FDUS 11 - 13.2% 1.98 BCIC 11 - 13.2% 1.28 NMFC 13 - 13.9% 1.97 ARCC 14 - 15.3% 1.55 CGBD 15 - 15.4% 1.49 GECC 15 - 15.4% 1.71 OBDC 17 - 15.9% 1.5 RWAY 18 - 16.5% 1.71 PSBD 19 - 16.6% 0.99 PFLT 20 - 17.2% 1.52 GBDC 21 - 18.4% 1.3 TCPC 22 - 18.9% 1.38 OTF 23 - 20.0% 0.6 MRCC 24 - 23.2% 1.82 CCAP 25 - 23.5% 1.13 WHE 26 - 24.5% 2.64 SAR 27 - 27.8% 1.35 SCM Our loan structures typically protect our debt portfolio on the downside: » 71% of the debt portfolio consists of fixed - rate or floating - rate loans at their contractual floors, providing meaningful downside protection in a declining rate environment. » Per recent Oppenheimer research, LIEN ranked 2nd out of 27 peers in projected annualized net investment income (“NII”) resilience under both 100bps and 200bps rate decline scenarios (see tables to the right). Falling Rates' Impact on BDC Earnings (1) Focus on Mitigating Downside Interest Rate Risk 31% 40% 29% $310mm Fixed Rate Debt Floating Rate Debt Subject to Declining Rates Floating Rate Debt at Floor

CONFIDENTIAL | Chicago Atlantic BDC, Inc. 13 Quarterly Gross Originations Activity 1 3 $0mm $10mm $20mm $30mm $40mm $50mm $60mm $70mm Q3 - 2024 Q4 - 2024 Q1 - 2025 Q2 - 2025 Q3 - 2025 2 1. Data for the presented data above are based on purchase of investments from the Statement of Cashflows per form 10 - K/Q filings 2. Reported under ticker SSIC 3. Excluding assets acquired in the CALP Loan Portfolio Acquisition. Originations Demonstrate Execution on Pipeline with a Disciplined Approach

CONFIDENTIAL | Chicago Atlantic BDC, Inc. 14 1. Net investment income per share based on basic weighted average common shares outstanding at the end of each respective qu art er. 2. Q3 2024 and Q4 2024 NII per share excludes Loan Portfolio Acquisition Expenses Net Investment Income and Dividends 1 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Net Investment Income per Share Regular Dividend per Share 2 2

CONFIDENTIAL | Chicago Atlantic BDC, Inc. 15 Target Borrowers Investment Sub - Strategies LIQUIDITY SOLUTIONS ESOTERIC & ASSET - BASED LENDING GROWTH & TECHNOLOGY CANNABIS LENDING » Financing is typically event driven » Companies that are pursuing a merger, acquisition, refinancing, dividend recap, or other strategic liquidity need » Companies that are showing strong cash flow performance with low leverage profiles » Companies that have multiple areas of value and liquidity in addition to the underlying business » Low debt to enterprise value » Industry agnostic » Structured credit and asset - based loans, receivables pools, and equipment » Companies that are showing strong cash flow performance with low leverage profiles, but the industries carry regulatory, reputational or other risks » Transactions tend to be attractively priced and have better than normal covenants and amortization due to complexity of the industry or situation » Low debt to asset values and/or enterprise values » Industry leaders and disruptive companies experiencing strong growth » Companies that have raised significant equity capital validating market value » Industry focus typically includes software, hardware, E - commerce and direct to consumer » Liquidity covenants that ensure such company has adequate cash runway » Low debt to enterprise value » Profitable or demonstrated path to near term profitability » Growth or EBITDA positive entities » Companies that require capital but do not want to dilute their equity » Companies that are showing strong cash flow performance with low leverage profiles » Transactions tend to be attractively priced and have better than normal covenants and amortization due to complexity of the industry » Low debt to enterprise value Although our primary investment focus has been in the cannabis industry, sub - strategies of our principal investment strategy may also consist of growth and technology companies, esoteric and asset - based lending opportunities, and companies in need of liquidity solutions . We are not required to have a minimum investment in any of these sub - strategies

CONFIDENTIAL | Chicago Atlantic BDC, Inc. 16 The Cannabis Landscape in the U.S. Where We See Opportunities WE FOLLOW ALPHA INTO INDUSTRIES WITH LIMITED COMPETITION LACK OF TRADITIONAL FINANCING Banks generally don’t lend to firms in this industry, allowing higher interest rates, attractive collateral, and lender - friendly covenants. LOW CORRELATIONS TO TRADITIONAL MARKETS Medical cannabis behaves like pharmaceuticals, recreational cannabis behaves like tobacco and alcohol, both exhibiting low correlation with traditional markets. HIGH BARRIERS TO ENTRY Each state has unique investment characteristics, supply and demand dynamics, and legal frameworks, requiring sophisticated understanding of the industry and strong underwriting expertise. FOCUS ON LIMITED LICENSE STATES Limited license states have limited competition, lucrative license values, high wholesale prices, and less black - market presence.

CONFIDENTIAL | Chicago Atlantic BDC, Inc. 17 The Cannabis Landscape in the U.S . A significant amount of positive change over the past 6 years 2019 2025 1. MJBiz Factbook 2025 Q1 2. Statista x Legal in 41 states and the District of Columbia 1 x Medical use only: 17 states x Recreational/Medical use: 24 states & District of Columbia x Industry revenue estimated at $35B in 2025 1 x Legal in 35 states and the District of Columbia 1 x Medical use only: 25 states x Recreational/Medical use: 10 states & District of Columbia x Industry revenue a t $19.3B 2 No regulated use Legalized recreational and medical use Legalized medical use only

CONFIDENTIAL | Chicago Atlantic BDC, Inc. 18 The Cannabis Industry Size of Opportunity and Growth Projections Chicago Atlantic makes no guarantee of future outcomes or targets. Numerous assumptions and variables underly the projected g row th of the Chicago Atlantic private credit opportunity by 2031. Refer to the Projections and Forward - Looking Statements disclosure at the beginning of this presentation. 1. MJBiz Factbook 2025; ($ in billions) 2. S&P Capital IQ and Company Filings of the 20 largest cannabis companies (ranked by market capitalization); equity and debt fi gures are as of 12/31/24 The U.S. cannabis industry is estimated to be $35B in top - line retail revenue in 2025 and is projected to grow to $69B by 2031 1 : Assuming the cannabis market enterprise value at 1x revenue, and a 35% debt to 65% equity capital structure 2 , the current value of the U.S. cannabis debt market can be estimated to be $12B . With the Chicago Atlantic platform’s closed cannabis loans to date of over $2.5B, Chicago Atlantic estimates that it represents approximately 20% of the current U.S. cannabis debt market . With the projected industry size of $69B in retail sales in 6 years , and assuming we maintain our current debt market share of 20%, the Chicago Atlantic private credit opportunity could grow to over $4B . 2025 2026 2027 2028 2029 2030 2031 Retail Sales Estimates $35.3B $39.2B $43.9B $49.2B $55.6B $62.8B $69.1B

Appendix: Schedule of Investments

CONFIDENTIAL | Chicago Atlantic BDC, Inc. 20 Schedule of Investments (as of September 30, 2025) % of Investment Value Investment Value PIK Rate Cash Spread/Coupon Prime/SOFR Floor Floating Reference Rate Fixed vs. Floating Maturity Date Security Type Portfolio Company 13.71% $ 42,707,181 n/a 6.50% 6.25% Prime Floating 10/30/2026 First Lien Senior Secured Loans Portfolio Company 1 3.21% 10,000,000 n/a 8.33% 4.00% SOFR Floating 9/29/2028 First Lien Senior Secured Loans Portfolio Company 1 10.19% 31,745,000 n/a 8.75% 7.50% Prime Floating 5/3/2026 First Lien Senior Secured Loans Portfolio Company 2 7.07% 22,000,000 n/a 15.00% n/a Fixed Fixed 10/2/2028 Senior Secured Notes Portfolio Company 3 4.82% 15,000,000 20.00% 0.00% n/a Fixed Fixed 12/31/2029 First Lien Senior Secured Loans Portfolio Company 4 4.49% 13,984,083 n/a 6.50% 8.50% Prime Floating 3/28/2027 First Lien Senior Secured Loans Portfolio Company 5 4.41% 13,734,017 5.00% 11.00% n/a Fixed Fixed 12/31/2027 First Lien Senior Secured Loans Portfolio Company 6 4.14% 12,891,710 n/a 5.50% 7.50% Prime Floating 8/20/2028 First Lien Senior Secured Loans Portfolio Company 7 4.01% 12,491,986 n/a 7.75% 8.50% Prime Floating 12/31/2026 First Lien Senior Secured Loans Portfolio Company 8 3.74% 11,659,571 n/a 7.75% 4.00% SOFR Floating 9/18/2026 First Lien Senior Secured Loans Portfolio Company 9 3.72% 11,583,600 n/a 5.75% 7.50% Prime Floating 6/30/2028 First Lien Senior Secured Loans Portfolio Company 10 3.17% 9,876,212 1.00% 12.00% n/a Fixed Fixed 11/24/2028 First Lien Senior Secured Loans Portfolio Company 11 3.06% 9,541,761 n/a 5.75% n/a Prime Floating 6/30/2028 First Lien Senior Secured Loans Portfolio Company 12 2.65% 8,245,000 n/a 8.00% n/a Fixed Fixed 12/15/2026 Senior Secured Notes Portfolio Company 13 2.31% 7,208,050 n/a 12.50% n/a Fixed Fixed 8/13/2030 First Lien Senior Secured Loans Portfolio Company 14 1.07% 3,325,000 n/a 6.50% 3.75% SOFR Floating 9/22/2026 First Lien Senior Secured Loans Portfolio Company 15 0.77% 2,390,444 n/a 6.25% 3.75% SOFR Floating 9/22/2026 First Lien Senior Secured Loans Portfolio Company 15 0.17% 518,931 n/a 6.50% 3.75% SOFR Floating 9/22/2026 First Lien Senior Secured Loans Portfolio Company 15 1.83% 5,698,232 4.00% 2.50% 7.50% Prime Floating 7/22/2030 First Lien Senior Secured Loans Portfolio Company 16 0.11% 342,439 n/a n/a n/a n/a n/a n/a Warrants Portfolio Company 16 1.81% 5,643,000 n/a 7.25% 7.75% Prime Floating 3/24/2028 First Lien Senior Secured Loans Portfolio Company 17 1.13% 3,504,142 3.00% 1.75% 8.50% Prime Floating 11/1/2026 First Lien Senior Secured Loans Portfolio Company 18 0.60% 1,853,177 3.00% 1.75% 8.50% Prime Floating 11/1/2026 First Lien Senior Secured Loans Portfolio Company 18 1.72% 5,348,390 5.00% 13.80% n/a Fixed Fixed 11/29/2027 Senior Secured Notes Portfolio Company 19 1.52% 4,717,856 2.00% 6.50% 7.50% Prime Floating 6/13/2029 First Lien Senior Secured Loans Portfolio Company 20 0.16% 491,000 n/a n/a n/a n/a n/a n/a Warrants Portfolio Company 20 1.62% 5,051,013 1.50% 6.25% 4.25% SOFR Floating 4/30/2029 First Lien Senior Secured Loans Portfolio Company 21 0.02% 52,500 n/a n/a n/a n/a n/a n/a Warrants Portfolio Company 21 1.45% 4,528,376 n/a 7.50% 8.00% Prime Floating 3/31/2026 First Lien Senior Secured Loans Portfolio Company 22 1.43% 4,440,414 n/a 6.50% 7.50% Prime Floating 7/31/2029 First Lien Senior Secured Loans Portfolio Company 23 1.11% 3,447,500 n/a 12.75% n/a Fixed Fixed 7/16/2029 Senior Secured Notes Portfolio Company 24 0.98% 3,060,724 3.00% 4.00% 8.00% Prime Floating 11/4/2028 First Lien Senior Secured Loans Portfolio Company 25 0.00% - n/a n/a n/a n/a n/a n/a Warrants Portfolio Company 25 0.96% 2,994,731 1.50% 2.75% 8.50% Prime Floating 7/19/2027 First Lien Senior Secured Loans Portfolio Company 26 0.96% 2,985,714 n/a 14.50% n/a Fixed Fixed 3/13/2027 First Lien Senior Secured Loans Portfolio Company 27 0.96% 2,975,000 n/a 15.00% n/a Fixed Fixed 6/6/2026 First Lien Senior Secured Loans Portfolio Company 28 0.95% 2,960,881 n/a 12.75% n/a Fixed Fixed 8/1/2028 First Lien Senior Secured Loans Portfolio Company 29 0.90% 2,811,846 n/a 8.50% 8.50% Prime Floating 12/3/2027 First Lien Senior Secured Loans Portfolio Company 30 0.63% 1,947,032 6.00% 6.00% n/a Fixed Fixed 5/31/2029 First Lien Senior Secured Loans Portfolio Company 31 0.16% 500,000 n/a 0.00% n/a n/a n/a n/a Preferred Stock Portfolio Company 31 0.04% 115,000 n/a 0.00% n/a n/a n/a n/a Warrants Portfolio Company 31 0.01% 44,000 n/a 0.00% n/a n/a n/a n/a Warrants Portfolio Company 31 0.91% 2,820,579 2.00% 7.00% 7.00% Prime Floating 7/29/2026 First Lien Senior Secured Loans Portfolio Company 32 0.65% 2,010,000 n/a 10.25% 4.00% SOFR Floating 7/28/2028 First Lien Senior Secured Loans Portfolio Company 33 0.47% 1,473,025 3.50% 9.00% 7.75% Prime Floating 8/1/2028 Second Lien Senior Secured Loans Portfolio Company 34 0.13% 400,000 n/a 7.25% n/a Prime Floating 5/31/2026 First Lien Senior Secured Loans Portfolio Company 35 0.05% 161,300 n/a 9.85% 1.50% SOFR Floating 1/6/2027 First Lien Senior Secured Loans Portfolio Company 36 0.04% 113,065 n/a 5.75% 8.50% Prime Floating 10/30/2025 First Lien Senior Secured Loans Portfolio Company 37 100.00% $ 311,393,482 Total

CONFIDENTIAL | Chicago Atlantic BDC, Inc. 21 Pro Forma Portfolio Investment Portfolio Highlights: Footnote Legend Based on data as of 9/30/25, unless otherwise noted. Weighted average amounts are weighted by the fair market value of each r esp ective investment. 1. Weighted Average Portfolio Yield on Debt Investments (“Portfolio Yield”) is the weighted average of the annualized yield f or each debt investment in the portfolio weighted by the fair value of each debt investment as of 9/30/25. The yield for each debt investment is calculated by dividing (a) the sum of ( i ) the stated annual cash interest rate of the debt investment as of 9/30/25, (ii) the stated annual payment - in - kind interest rat e, if any, of the debt investment as of 9/30/25, (iii) any additional recurring fees, (iv) the difference between the par value and the fair value of the debt investment, expressed as a percentage of the par value of th e debt investment, and annualized based on the remaining term of the debt investment as of 9/30/25, and (v) the exit fee of the debt investment, if any, expres sed as a percentage of the par value of the debt investment and annualized based on the remaining term of the debt investment as of 9/30/25, by (b) the fair value of the debt investment, expressed as a percentage of the par valu e o f the debt investment. The Portfolio Yield calculation does not reflect any prepayment penalties or early payoffs with respect to the debt investments. The Portfolio Yield is gross of expenses and excludes cash and equity holdings. Th e Portfolio Yield would be lower if the calculation reflected expenses and cash holdings. The Portfolio Yield does not represent actual investment returns to the Company’s stockholders and the Company may not actually r eal ize the foregoing yield of any specific debt investment, including if the remaining term of the debt investment is less than a year. 2. Represents the percentage of total annual interest expected to be received in kind instead of in cash. 3. Amounts were derived from the portfolio company financial statements used in connection with determining the investment va lua tions as of 9/30/25, have not been independently verified by the Company, and may reflect a normalized or adjusted amount. Accordingly, the Company makes no representation or warranty in respect of this information. 4. Excluded from the data is information in respect of portfolio companies with negative or de minimis EBITDA, or where EBITD A m ay not be the appropriate measure of credit risk.